EXHIBIT 99.1

Access Plans USA, Inc. Announces Results for Third Quarter 2008: Revenue Up 16 Percent; Significant Reduction in Continuing Operations Net Loss

                      Access Plans USA, Inc. - Financial Highlights
                     (dollars in thousands except per share amounts)

                        Quarter Ended              September 30,
                        September 30,              Year-To-Date
                  ------------------------- --------------------------
                                       %                          %
                     2008      2007  Change    2008       2007  Change
                     ----      ----  ------    ----       ----  ------
 Revenues         $  8,688  $  7,482   16%  $ 26,895   $ 20,365   32%
 Gross margin (1)    2,664     2,346   14%     8,050      7,139   13%

 Net loss:

  Continuing
   operations (2) $   (126) $ (3,794) ***   $ (1,112)  $ (5,797) ***
  Discontinued
   operations         (702)   (3,970) ***     (1,085)    (7,743) ***
                  --------  --------        --------   --------
   Total net
    loss          $   (828) $ (7,764) ***   $ (2,197)  $(13,540) ***
                  ========  ========        ========   ========
 Net loss per
  diluted share   $  (0.04) $  (0.38) ***   $  (0.11)  $  (0.73) ***
                  --------  --------        --------   --------
 Core earnings
  (loss) (3)      $    117  $     47  149%  $    282   $   (123) ***
                  ========  ========        ========   ========

 1) Gross margin comprises total revenue less commissions, provider network benefit costs, other costs directly related to revenue generation, and interest expense
 2) Continuing operations comprise the results of our Insurance
    Marketing and Consumer Plan divisions, plus the costs of our
    Corporate and Other activities - primarily expenses attributable to operating as a public company.
 3) Core earnings, a non-GAAP measure, comprise pre-tax income from continuing operations before charges for depreciation,
    amortization, non-cash stock compensation, goodwill and other non-
    cash charges, restructuring charges, and significant
    legal/settlement costs related to prior year activities.
 A reconciliation to our GAAP results is set forth in a table included in this news release.
 *** Not meaningful.

IRVING, Texas, Nov. 14, 2008 (GLOBE NEWSWIRE) -- Access Plans USA, Inc. (Nasdaq:AUSA), a developer and nationwide distributor of quality affordable consumer driven healthcare programs designed to deal with the rising costs of healthcare, reported its financial results for the quarter ended September 30, 2008.

The 16% increase in third quarter revenue to $8,688,000 reflects a 24% growth in Insurance Marketing revenue and increased revenue attributable to Consumer Plan's October 1, 2007 acquisition of Protective Marketing Enterprises, Inc. (PME). Core earnings grew to $117,000 for the quarter and $282,000 year-to-date. The company believes that "core earnings" better recognizes the underlying operating activity - the table set forth later in this news release provides a reconciliation of this non-GAAP financial measure to our reported GAAP results. The third quarter loss of $126,000 from continuing operations reflects a substantial reduction in prior quarter losses. This loss comprises core earnings adjusted to include non-cash depreciation, amortization and stock compensation costs of $211,000 and a provision for state franchise expense.

During the third quarter of 2008, in connection with the Company's agreement to merge with Alliance HealthCard, Inc., which was announced yesterday, the Company has undertaken an initiative to exit the third-party administration market. Accordingly, our El Paso-based Regional Healthcare has been reclassified as a discontinued operation. Discontinued operations also include the results of ACP Agency, which prior to the second quarter of 2008 were included in the Insurance Marketing division.

"Our third quarter results were fairly consistent with second quarter operating results," said Ian R. Stuart, Interim President and Chief Executive Officer of Access Plans USA. "While we generated further growth in our Insurance Marketing division and a modest Consumer Plan division earnings contribution, these combined results were insufficient to cover the substantial costs of operating as public company and significant Regional Healthcare division losses, which are now reported as discontinued operations.

"Based on our year-to-date performance and our present limited capital resources, I firmly believe that the announced merger agreement with Alliance is the best opportunity to restore value for our shareholders and to offer them the prospect of an improved return on their investment," Stuart said.

Additional financial information is set forth below:

 * Condensed Consolidated Statement of Operations, Cash Flow and
   Balance Sheet Data
 * Reconciliation of GAAP to Non-GAAP (Core Earnings) Financial
   Measures
 * Supplementary Financial Data

About Access Plans USA

Access Plans USA provides access to affordable healthcare. We develop and distribute quality affordable consumer driven healthcare programs for individuals and families. Our products and programs are designed to deal with the rising costs of healthcare. They include health insurance plans and non-insurance healthcare discount programs to help provide solutions for the millions of Americans who need access to affordable healthcare. We are committed to assuring that our clients have access to the healthcare that they need at prices they can afford. For more information on Access Plans USA, Inc. please visit www.accessplansusa.com.

The Access Plans USA, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3487

Disclaimer

Certain statements included in this news release constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate", "believes", "expects", "may", "will", or "should", or other variations thereon, and by discussions of strategies that involve risks and uncertainties. Access Plans USA, Inc. actual results or industry results may be materially different from any future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2007 and each of the Quarterly Reports on Form 10-Q filed since such date. The Company undertakes no obligation to update any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events, or otherwise.

                           Access Plans USA, Inc.
        Condensed Consolidated Statements of Operations, Cash Flow
                          and Balance Sheet Data
              (dollars in thousands except per share amounts)

                               Quarter Ended        Nine Months Ended
                               September 30,          September 30,
                            -------------------   -------------------
                              2008      2007(1)      2008     2007(1)
                              ----      -------      ----     -------
 Statement of Operations
  Data
 -----------------------
 Total revenue              $  8,688   $  7,482   $ 26,895   $ 20,365
 Direct expenses               6,024      5,136     18,845     13,226
                            --------   --------   --------   --------
    Gross margin               2,664      2,346      8,050      7,139

 Personnel, general and
  administrative costs and
  depreciation/amortization    2,758      2,637      8,959      8,723
 Restructuring and
  impairment charges              --      3,977        164      4,673
                            --------   --------   --------   --------
    Total operating
     expenses                  2,758      6,614      9,123     13,396
                            --------   --------   --------   --------

 Loss from continuing
  operations before income
  taxes                          (94)    (4,268)    (1,073)    (6,257)
 Income tax provision
  (benefit)                       32       (474)        39       (460)
                            --------   --------   --------   --------
   Loss from continuing
    operations                  (126)    (3,794)    (1,112)    (5,797)
 Loss from discontinued
  operations                    (702)    (3,970)    (1,085)    (7,743)
                            --------   --------   --------   --------
    Net loss                $   (828)  $ (7,764)  $ (2,197)  $(13,540)
                            ========   ========   ========   ========

 Basic and diluted net
  income (loss) per share:
  Continuing operations     $  (0.01)  $  (0.19)  $  (0.06)  $  (0.31)
  Discontinued operations      (0.03)     (0.19)     (0.05)     (0.42)
                            --------   --------   --------   --------
    Total                   $  (0.04)  $  (0.38)  $  (0.11)  $  (0.73)
                            ========   ========   ========   ========

 Statement of Cash Flows
  Data
 -----------------------
 Net cash provided by (used
  in):
  Operating activities:
   Continuing operations    $    161   $    218   $ (1,085)  $    136
   Discontinued operations      (600)       145       (592)       553
                            --------   --------   --------   --------
    Total                       (439)       363     (1,677)       689
  Investing activities           251        (62)       100        320
  Financing activities          (280)      (651)        92       (735)
                            --------   --------   --------   --------
   Net change in
    unrestricted cash       $   (468)  $   (350)  $ (1,485)  $    274
                            ========   ========   ========   ========

                                       September 30,  December 31,
 Balance Sheet Data                        2008           2007
 ------------------                        ----           ----
 Unrestricted cash                       $ 1,226        $ 2,711
 Restricted short-term investments           858          1,231

 Total debt                                1,394          1,255

 Working capital                             895          1,813

 Goodwill and intangible assets            8,366          8,951

 Shareholder's equity                      9,071         11,257
                                       =============  ============

 1) Reclassified certain amounts to conform to the current period's presentation

                              Access Plans USA, Inc.
               Reconciliation of GAAP to Non-GAAP (Core Earnings)
                               Financial Measures
                             (Dollars in Thousands)

                         2008                       2007
               -------------------------  -------------------------
                 3Q       2Q       1Q       4Q       3Q       2Q
               -------  -------  -------  -------  -------  -------
 Pre-tax
  earnings/
  (loss) -
  GAAP
 ----------
  * Consumer
     Plan      $   120  $   116  $  (268) $   268  $(3,179) $  (640)
  * Insurance
     Marketing
     (1)           259      190      182      141     (543)    (150)
  * Corporate     (473)    (594)    (605)    (595)    (546)    (597)
               -------  -------  -------  -------  -------  -------
   Consoli-
    dated
    Total          (94)    (288)    (691)    (186)  (4,268)  (1,387)
               -------  -------  -------  -------  -------  -------

 Reconciling
  items - add
  back:
 ------------
 a) Goodwill
    valuation
    charges:
  * Consumer
     Plan           --       --       --       --    3,377       --
  * Insurance
     Marketing      --       --       --       --      600       --
 b) Other
    impairment
    charges:
  * Consumer
     Plan           --       --       --       28       --      522
  * Insurance
     Marketing      --       --       --       --       --      174
  * Corporate       --      164       --       --       --       --
 c) Intangible
     asset
     amortiz-
     ation:
  * Consumer
     Plan           45       45       46       46       --       --
  * Insurance
     Marketing     149      149      149      149      149      149
 d) Deprecia-
     tion
     charges
  * Consumer
     Plan           48       45       45       53       36       26
  * Insurance
     Marketing       9        9        9        7        6        5
  * Corporate        1        1        2        2        2        2
 e) Non-cash
     stock
     compen-
     sation
     expense
  * Corporate      (41)      15       36       34       52       59
 f) Legal and
     settle-
     ment
     costs:
  * Consumer
     Plan           --       45      334       53       93      406
  * Corporate       --       --       50       --       --       --

 Pre-tax core
  earnings -
  non-GAAP:
 ------------
  * Consumer
     Plan          213      251      157      448      327      314
  * Insurance
     Marketing
     (1)           417      348      340      297      212      178
  * Corporate     (513)    (414)    (517)    (559)    (492)    (536)
               -------  -------  -------  -------  -------  -------
     Consolid-
      ated
      Total    $   117  $   185  $   (20) $   186  $    47  $   (44)
               =======  =======  =======  =======  =======  =======

 1) Insurance Marketing excludes the ACP Agency results reported as discontinued operations

                         Access Plans USA, Inc.
      Supplementary Financial Information (Dollars in Thousands) (1)

                           2008                       2007
                 -------------------------  -------------------------
                   3Q       2Q       1Q       4Q       3Q       2Q
                 -------  -------  -------  -------  -------  -------
 Consumer Plan
  Division (2)
 ---------------
 Member count at
  quarter-end
  Program         39,855   49,709   55,535   39,737   27,902   28,965
  Network         33,483   38,278   37,950   46,718      n/a      n/a

 Revenues        $ 3,304  $ 4,092  $ 3,906  $ 4,238  $ 3,146  $ 3,269
 Gross margin      1,437    1,553    1,376    1,735    1,241    1,420
 Core earnings       213      251      157      448      327      314
  Operating
   margin            6.4%     6.1%     4.0%    10.6%    10.4%     9.6%
                 =======  =======  =======  =======  =======  =======

 Insurance
  Marketing
  Division
 -------------
 Major medical
  policies in-
  force at
  quarter-end     20,318   19,161   17,820   16,449   15,317   14,353

 Revenues        $ 5,376  $ 5,268  $ 4,923  $ 4,468  $ 4,331  $ 4,077
 Gross margin      1,222    1,230    1,216    1,103    1,113    1,159
 Core earnings       417      348      340      297      212      178
  Operating
   margin            7.8%     6.6%     6.9%     6.6%     4.9%     4.4%
                 =======  =======  =======  =======  =======  =======

 Total Revenues
 --------------
 Consumer Plan   $ 3,304  $ 4,092  $ 3,906  $ 4,238  $ 3,146  $ 3,269
 Insurance
  Marketing        5,376    5,268    4,923    4,468    4,331    4,077
 Corporate             8       13        5        4        5       10
                 -------  -------  -------  -------  -------  -------
  Consolidated
   total         $ 8,688  $ 9,373  $ 8,834  $ 8,710  $ 7,482  $ 7,356
                 =======  =======  =======  =======  =======  =======

 Total Core
  Earnings
 ----------
 Consumer Plan   $   213  $   251  $   157  $   448  $   327  $   314
 Insurance
  Marketing          417      348      340      297      212      178
 Corporate          (513)    (414)    (517)    (559)    (492)    (536)
                 -------  -------  -------  -------  -------  -------
  Consolidated
   total         $   117  $   185  $   (20) $   186  $    47  $   (44)
                 =======  =======  =======  =======  =======  =======

 1) Certain amounts have been reclassified to conform to the current period's presentation
 2) 4Q07 and later results include Protective Marketing Enterprises
    - acquired October 1, 2007

CONTACT:  Access Plans USA, Inc.
          Nancy Zalud, VP-Communications
          972-915-3218
          nzalud@accessplansusa.com